Exhibit 99.1

                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the BFA Liquidation Trust (the "TRUST"), that, to his knowledge, the Annual Report of the Trust on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Trust.


Date: March 25, 2003                    By: /s/ Clifton R. Jessup, Jr.
                                            ------------------------------------
                                            Name:  Clifton R. Jessup, Jr.
                                            Title: Liquidating Trustee


Date: March 25, 2003                    By: /s/ Mark A. Roberts
                                            ------------------------------------
                                            Name:  Mark A. Roberts
                                            Title: Assistant to the Liquidating
                                                   Trustee